                                          Supplement dated November 9, 1998
                                           To Prospectus dated May 1, 1998




                           Utilities Portfolio
                      of The Travelers Series Trust


    The following information replaces the information included for the Portfolio in the "Portfolio Manager - Utilities Portfolio" section in the
Prospectus:


Portfolio Managers - Utilities Portfolio

Effective November 6, 1998, the Utilities Portfolio is managed by a team of investment professionals at MMC. Robert J. Brady is a Managing Director and portfolio manager for MMC. Mr. Brady is also a Chartered Financial Analyst, and has been with Smith Barney and its predecessor firms since 1976. Kirstin
S. Werner, Vice President, has been with Smith Barney since 1992. Ms. Werner has been involved in the management of the Utilities Portfolio for the last three years, concentrating in the analysis of the utility sector of the economy.



L-21260                                                              11/98